Exhibit 99.1

Dynatrace Reports Fourth Quarter and Full Year Fiscal 2021 Financial Results

•ARR of $774 million, up 35% year-over-year, 32% on a constant currency basis
•Subscription revenue of $183 million, up 35% year-over-year, 32% on a constant currency basis
•GAAP EPS of $0.09 and non-GAAP EPS of $0.15, on a dilutive basis

WALTHAM, Mass, May 12, 2021 (Business Wire) - Software intelligence company Dynatrace (NYSE: DT) today released financial results for the fourth quarter of its fiscal 2021 ended March 31, 2021.
“Dynatrace’s strong fourth quarter performance capped off an excellent year exceeding guidance across all our key operating metrics led by ARR growth of 35% year-over-year” stated John Van Siclen, Chief Executive Officer. “As digital transformation and cloud-first initiatives continue to accelerate, our unique value proposition combining modern cloud observability with powerful AIOps capabilities continues to resonate with customers. Looking forward to fiscal 2022, we will continue to invest in growth to take advantage of the large and growing market opportunity we have in front of us.”

Fourth Quarter Fiscal 2021 and Other Recent Business Highlights:
All growth rates are compared to the fourth quarter and full year of fiscal 2020 unless otherwise noted.

Fourth Quarter Fiscal 2021 Financial Highlights:
•Total ARR of $774 million, an increase of 35%, and 32% on a constant currency basis
•Total Revenue of $197 million, an increase of 31%, and 27% on a constant currency basis
•Subscription Revenue of $183 million, an increase of 35%, and 32% on a constant currency basis, and representing 93% of total revenue
•GAAP Operating Income of $21 million and Non-GAAP Operating Income of $49 million
•GAAP EPS of $0.09 and non-GAAP EPS of $0.15, on a dilutive basis

Full Year Fiscal 2021 Financial Highlights:
•Total Revenue of $704 million, an increase of 29%, and 28% on a constant currency basis
•Subscription Revenue of $655 million, an increase of 34%, and 33% on a constant currency basis, and representing 93% of total revenue
•GAAP Operating Income of $92 million and Non-GAAP Operating Income of $207 million
•GAAP EPS of $0.26 and non-GAAP EPS of $0.63, on a dilutive basis
•Unlevered Free Cash Flow of $237 million, or 34% of revenue

Business Highlights:
•Released additional enhancements across multiple modules during our annual Perform User Conference including enhanced log analytics, session replay for mobile, enhanced AI support for Kubernetes, and node.js support for the recently introduced Cloud Application Security Module.

•Released the 6th Module to our platform, the Cloud Automation Module, which provides DevOps teams automated AI-powered continuous delivery for consistent, high-quality, and highly efficient release cycles.

•Announced that AWS awarded Dynatrace Machine Learning Competency status for experience and expertise in Applied AI for AWS offerings. This adds to our AWS competencies already awarded for DevOps, Containers, and Cloud Migration.

•Recognized by Gartner as a leader in its recent 2021 Magic Quadrant for Application Performance Monitoring (APM) for the 11th consecutive time. In addition, Dynatrace was scored highest in 4 of 5 Use Cases in the accompanying 2021 Critical Capabilities for APM report.

Fourth Quarter 2021 Financial Highlights
(Unaudited – in thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Key Operating Metric:
Annualized recurring revenue	$774,090	$572,759
Year-over-Year Increase	35%

Annualized recurring revenue - constant currency (*)	$755,065	$572,759
Year-over-Year Increase	32%

Revenue:
Total revenue	$196,504	$150,577
Year-over-Year Increase	31%

Total revenue - constant currency (*)	$191,818	$150,577
Year-over-Year Increase	27%

Subscription revenue	$182,842	$135,366
Year-over-Year Increase	35%

Subscription revenue - constant currency (*)	$178,561	$135,366
Year-over-Year Increase	32%

Non-GAAP Financial Measures:
Non-GAAP operating income (*)	$49,478	$36,156
Non-GAAP operating margin (*)	25%	24%

Non-GAAP net income (*)	$43,371	$28,117

Non-GAAP net income per share - diluted	$0.15	$0.10

Non-GAAP shares outstanding - diluted	288,067	283,302

Unlevered Free Cash Flow (*)	$85,602	$63,302

Full Year 2021 Financial Highlights
(Unaudited – in thousands, except per share amounts)

	Year Ended March 31,
	2021	2020
Revenue:
Total revenue	$703,509	$545,803
Year-over-Year Increase	29%

Total revenue - constant currency (*)	$698,006	$545,803
Year-over-Year Increase	28%

Subscription revenue	$655,180	$487,817
Year-over-Year Increase	34%

Subscription revenue - constant currency (*)	$650,219	$487,817
Year-over-Year Increase	33%

Non-GAAP Financial Measures:
Non-GAAP operating income (*)	$207,251	$130,775
Non-GAAP operating margin (*)	29%	24%

Non-GAAP net income (*)	$180,056	$83,835

Non-GAAP net income per share - diluted	$0.63	$0.31

Non-GAAP shares outstanding - diluted	286,509	269,271

Unlevered Free Cash Flow (*)	$237,055	$149,547
* Use of Non-GAAP Financial Measures
In our earnings press releases, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this press release after the consolidated financial statements. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investors section of our website at https://ir.dynatrace.com.

Financial Outlook
Based on information available, as of May 12, 2021, Dynatrace is issuing guidance for the first quarter fiscal 2022 and full year fiscal 2022 as follows:

All growth rates are compared to the first quarter and full year of fiscal 2021 unless otherwise noted.

First Quarter of Fiscal Year 2022:
•Total revenue is expected to be in the range of $202 to $204 million, 30% to 31% growth as reported, and 25% to 26% on a constant currency basis
•Subscription revenue is expected to be in the range of $190.5 to $192 million, 32% to 33% growth as reported, 27% to 28% on a constant currency basis
•Non-GAAP operating income is expected to be in the range of $49 to $51 million
•Non-GAAP net income is expected to be in the range of $41 to $43 million
•Non-GAAP net income per diluted share is expected to be in the range of $0.14 to $0.15, based on a range of 291 to 292 million diluted weighted-average shares outstanding

Full Year Fiscal 2022:
•Total ARR is expected to be in the range of $975 to $990 million, 26% to 28% growth as reported, and 25% to 27% on a constant currency basis
•Total revenue is expected to be in the range of $885 to $900 million, 26% to 28% growth as reported, and 24% to 26% on a constant currency basis
•Subscription revenue is expected to be in the range of $834 to $848 million, 27% to 29% growth as reported, and 25% to 27% on a constant currency basis
•Non-GAAP operating income is expected to be in the range of $203 to $216 million
•Non-GAAP net income is expected to be in the range of $171 to $183 million
•Non-GAAP net income per diluted share is expected to be in the range of $0.59 to $0.62, based on a range of 292 to 293 million diluted weighted-average shares outstanding
•Total unlevered free cash flow is expected to be in the range of $256 to $268 million, 29% to 30% of revenue

Our guidance is based on foreign exchange rates as of April 30, 2021.

Reconciliation of non-GAAP operating income, non-GAAP net income, non-GAAP net income per share and unlevered free cash flow guidance to the most directly comparable GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures; in particular, the measures and effects of share-based compensation expense, employer taxes and tax deductions specific to equity compensation awards that are directly impacted by future hiring, turnover and retention needs, as well as unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Conference Call and Webcast Information
Dynatrace will host a conference call and live webcast to discuss its results and business outlook at 8:00 a.m. Eastern Time today, May 12, 2021. To access the conference call from the U.S. and Canada, dial (866) 405-1247, or internationally, dial (201) 689-8045 with conference ID # 13718082. The call will also be available live via webcast on the company’s website, ir.dynatrace.com.

An audio replay of the call will also be available until 11:59 p.m. Eastern Time on May 26, 2021, by dialing (877) 660-6853 from the U.S. or Canada, or for international callers by dialing (201) 612-7415 and entering conference ID # 13718082. In addition, an archived webcast will be available at ir.dynatrace.com.

The company has used, and intends to continue to use, the investor relations portion of its website as a means of disclosing material non-public information and for complying with disclosure obligations under Regulation FD.

Non-GAAP Financial Measures & Key Metrics
In addition to disclosing financial measures prepared in accordance with GAAP, this press release and the accompanying tables contain certain non-GAAP financial measures. As of the second quarter of Fiscal Year 2021, we adjusted certain of our non-GAAP metrics for employer payroll tax expense related to equity incentive plans, as the amount of employer payroll tax expense is dependent on our stock price and other factors that are beyond our control and does not correlate to the operation of our business. Our historical presentation of these metrics has been updated in the tables below to reflect these adjustments for consistency.
Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Dynatrace considers these non-GAAP financial measures to be important because they provide useful indicators of its performance and liquidity measures. These are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operational plans. In addition, investors often use similar measures to evaluate the performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating performance. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this press release after the consolidated financial statements.
Dynatrace presents constant currency amounts for Revenue and Annual Recurring Revenue to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Dynatrace provides this non-GAAP financial information to aid investors in better understanding our performance.
Adjusted EBITDA is defined as Net Income (loss) adjusted by removing the impact of our capital structure (net interest income or expense from our outstanding debt), asset base (depreciation and amortization), tax consequences, restructuring and other gains and losses, transaction and sponsor related costs, gains and losses on foreign currency, stock-based compensation and employer payroll tax expense related equity incentive plans.
Annual Recurring Revenue “ARR” is defined as the daily revenue of all subscription agreements that are actively generating revenue as of the last day of the reporting period multiplied by 365. We exclude from our calculation of Total ARR any revenues derived from month-to-month agreements and/or product usage overage billings.
Dynatrace Net Expansion Rate is defined as the Dynatrace® ARR at the end of a reporting period for the cohort of Dynatrace® accounts as of one year prior to the date of calculation, divided by the Dynatrace® ARR one year prior to the date of calculation for that same cohort. This calculation excludes the benefit of Dynatrace® ARR resulting from the conversion of Classic products to the Dynatrace® platform.
Dynatrace customers are defined as accounts, as identified by a unique account identifier, that generate at least $10,000 of Dynatrace® ARR as of the reporting date. In infrequent cases, a single large organization may comprise multiple customer accounts when there are distinct divisions, departments or subsidiaries that operate and make purchasing decisions independently from the parent organization. In cases where multiple customer accounts exist under a single organization, each customer account is counted separately based on a mutually exclusive accounting of ARR.
Adjusted EBITDA/Net Debt Leverage Ratio is defined as our Net Debt divided by our trailing twelve month Adjusted EBITDA. Net Debt is defined as total principal less cash and cash equivalents.
Unlevered Free Cash Flow is defined as net cash provided by (used in) operating activities and adjusted to exclude cash paid for interest (net of tax), non-recurring restructuring and acquisition related costs, along with costs associated with one-time offerings and filings, less cash used in investing activities for acquisition of property and equipment. However, given our debt obligations, unlevered free cash flow does not represent residual cash flow available for discretionary expenses.

About Dynatrace
Dynatrace provides software intelligence to simplify cloud complexity and accelerate digital transformation. With automatic and intelligent observability at scale, our all-in-one platform delivers precise answers about the performance and security of applications, the underlying infrastructure, and the experience of all users to enable organizations to innovate faster, collaborate more efficiently, and deliver more value with dramatically less effort. That’s why many of the world’s largest enterprises trust Dynatrace® to modernize and automate cloud operations, release better software faster, and deliver unrivalled digital experiences.

Cautionary Language Concerning Forward-Looking Statements
This press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding management’s expectations of future financial and operational performance and operational expenditures, expected growth, and business outlook, including our financial guidance for the first quarter and full year of fiscal 2022, and statements regarding the size of our market and our positioning for capturing a larger share of our market. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, the effect of the COVID-19 pandemic on our business operations and demand for our products as well as its impact on general economic and financial market conditions; our ability to maintain our subscription revenue growth rates in future periods, our ability to service our level of indebtedness, market adoption of software intelligence solutions for application performance monitoring, digital experience monitoring, infrastructure monitoring, AIOps, business intelligence and analytics and application security, continued spending on and demand for software intelligence solutions, our ability to maintain and acquire new customers, our ability to differentiate our platform from competing products and technologies; our ability to successfully recruit and retain highly-qualified personnel; the price volatility of our common stock, and other risks set forth under the caption “Risk Factors” in our Form 10-Q filed on February 3, 2021 and our other SEC filings. We assume no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Gartner Disclaimer
Gartner, Magic Quadrant for Application Performance Monitoring, Federico De Silva, Padraig Byrne, and John Chessman, 9 April 2021. Before 2015, Dynatrace was listed as Compuware. Dynatrace was spun off from Compuware following the privatization of Compuware in December 2014. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

DYNATRACE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2021	2020	2021	2020
	(unaudited)
Revenue:
Subscription	$182,842	$135,366	$655,180	$487,817
License	109	2,262	1,446	12,686
Service	13,553	12,949	46,883	45,300
Total revenue	196,504	150,577	703,509	545,803
Cost of revenue:
Cost of subscription	22,073	17,263	77,488	73,193
Cost of service	9,432	10,049	34,903	39,289
Amortization of acquired technology	3,830	3,825	15,317	16,449
Total cost of revenue	35,335	31,137	127,708	128,931
Gross profit	161,169	119,440	575,801	416,872

Operating expenses:
Research and development	31,668	24,509	111,415	119,281
Sales and marketing	74,805	55,594	245,487	266,175
General and administrative	25,140	21,265	92,219	161,983
Amortization of other intangibles	8,687	10,038	34,744	40,280
Restructuring and other	17	(1)	40	1,092
Total operating expenses	140,317	111,405	483,905	588,811
Income (loss) from operations	20,852	8,035	91,896	(171,939)
Interest expense, net	(3,035)	(5,682)	(14,205)	(45,397)
Other (expense) income, net	(2,582)	(1,504)	162	(1,197)
Income (loss) before income taxes	15,235	849	77,853	(218,533)
Income tax benefit (expense)	11,719	50,060	(2,139)	(195,284)
Net income (loss)	$26,954	$50,909	$75,714	$(413,817)
Net income (loss) per share:
Basic	$0.10	$0.18	$0.27	$(1.56)
Diluted	$0.09	$0.18	$0.26	$(1.56)
Weighted average shares outstanding:
Basic	281,726	278,665	280,469	264,933
Diluted	288,067	283,302	286,509	264,933
SHARE-BASED COMPENSATION

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2021	2020	2021	2020
	(unaudited)
Cost of revenues	$1,877	$1,339	$7,307	$18,685
Research and development	3,018	1,991	11,684	38,670
Sales and marketing	6,146	6,106	24,153	84,698
General and administrative	3,652	3,358	14,640	80,425
Total share-based compensation expense	$14,693	$12,794	$57,784	$222,478

DYNATRACE, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	March 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$324,962	$213,170
Accounts receivable, net	242,079	157,058
Deferred commissions, current	48,986	38,509
Prepaid expenses and other current assets	64,255	79,040
Total current assets	680,282	487,777
Property and equipment, net	36,916	31,508
Operating lease right-of-use asset, net	42,959	—
Goodwill	1,271,195	1,270,733
Other intangible assets, net	149,484	201,592
Deferred tax assets, net	16,811	7,405
Deferred commissions, non-current	48,638	39,736
Other assets	9,933	8,126
Total assets	$2,256,218	$2,046,877

Liabilities and shareholders' equity
Current liabilities:
Accounts payable	$9,621	$11,112
Accrued expenses, current	119,527	95,011
Deferred revenue, current	509,272	384,060
Operating lease liabilities, current	9,491	—
Total current liabilities	647,911	490,183
Deferred revenue, non-current	47,504	60,711
Accrued expenses, non-current	16,072	20,294
Operating lease liabilities, non-current	38,203	—
Deferred tax liabilities	1,014	—
Long-term debt	391,913	509,985
Total liabilities	1,142,617	1,081,173
Commitments and contingencies
Shareholders' equity:
Common shares, $0.001 par value, 600,000,000 shares authorized, 283,130,238 and 280,853,040 shares issued and outstanding at March 31, 2021 and March 31, 2020, respectively	283	281
Additional paid-in capital	1,653,328	1,573,347
Accumulated deficit	(513,799)	(589,819)
Accumulated other comprehensive loss	(26,211)	(18,105)
Total shareholders' equity	1,113,601	965,704
Total liabilities and shareholders' equity	$2,256,218	$2,046,877

DYNATRACE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Year Ended March 31,
	2021	2020
Cash flows from operating activities:
Net income (loss)	$75,714	$(413,817)
Adjustments to reconcile net income (loss) to cash provided by (used in) operations:
Depreciation	9,022	7,864
Amortization	51,942	58,457
Share-based compensation	57,784	222,478
Deferred income taxes	(7,036)	(46,221)
Other	1,845	6,129
Net change in operating assets and liabilities:
Accounts receivable	(81,992)	(44,021)
Deferred commissions	(16,323)	(20,107)
Prepaid expenses and other assets	5,669	(57,588)
Accounts payable and accrued expenses	26,592	53,004
Operating leases, net	731	—
Deferred revenue	96,488	91,367
Net cash provided by (used in) operating activities	220,436	(142,455)

Cash flows from investing activities:
Purchase of property and equipment	(14,076)	(19,721)
Capitalized software costs	197	(892)
Net cash used in investing activities	(13,879)	(20,613)

Cash flows from financing activities:
Proceeds from initial public offering, net of underwriters' discounts and commissions	—	590,297
Settlement of deferred offering costs	—	(5,000)
Debt issuance costs	—	(866)
Repayment of term loans	(120,000)	(515,189)
Contribution for tax associated with reorganization	—	265,000
Proceeds from employee stock purchase plan	9,195	—
Proceeds from exercise of stock options	13,052	—
Equity repurchases	(49)	(156)
Installments related to acquisitions	—	(4,694)
Net cash (used in) provided by financing activities	(97,802)	329,392

Effect of exchange rates on cash and cash equivalents	3,037	(4,468)

Net increase in cash and cash equivalents	111,792	161,856

Cash and cash equivalents, beginning of year	213,170	51,314
Cash and cash equivalents, end of year	$324,962	$213,170

DYNATRACE, INC.
GAAP to Non-GAAP Reconciliations
(Unaudited - In thousands)

	Three Months Ended March 31, 2021
	GAAP	Share-based compensation	Employer payroll taxes on employee stock transactions	Amortization of other intangibles	Restructuring & other	Non-GAAP
Non-GAAP operating income:
Cost of revenue	$35,335	$(1,877)	$(224)	$(3,830)	$—	$29,404
Gross profit	161,169	1,877	224	3,830	—	167,100
Gross margin	82%					85%
Research and development	31,668	(3,018)	(378)	—	—	28,272
Sales and marketing	74,805	(6,146)	(637)	—	—	68,022
General and administrative	25,140	(3,652)	(202)	—	42	21,328
Amortization of other intangibles	8,687	—	—	(8,687)	—	—
Restructuring and other	17	—	—	—	(17)	—
Operating income (loss)	$20,852	$14,693	$1,441	$12,517	$(25)	$49,478
Operating margin	11%					25%

	Three Months Ended March 31, 2020 (1)
	GAAP	Share-based compensation	Employer payroll taxes on employee stock transactions	Amortization of other intangibles	Restructuring & other	Non-GAAP
Non-GAAP operating income:
Cost of revenue	$31,137	$(1,339)	$(39)	$(3,825)	$—	$25,934
Gross profit	119,440	1,339	39	3,825	—	124,643
Gross margin	79%					83%
Research and development	24,509	(1,991)	(89)	—	—	22,429
Sales and marketing	55,594	(6,106)	(54)	—	—	49,434
General and administrative	21,265	(3,358)	(2)	—	(1,281)	16,624
Amortization of other intangibles	10,038	—	—	(10,038)	—	—
Restructuring and other	(1)	—	—	—	1	—
Operating income	$8,035	$12,794	$184	$13,863	$1,280	$36,156
Operating margin	5%					24%
(1) Prior period results have been updated to include the employer payroll taxes on employee stock transactions.

DYNATRACE, INC.
GAAP to Non-GAAP Reconciliations
(Unaudited - In thousands, except per share data)

	Three Months Ended March 31,
	2021	2020
Non-GAAP net income:
Net income	$26,954	$50,909
Income tax benefit	(11,719)	(50,060)
Non-GAAP effective cash tax	(3,546)	(2,472)
Interest expense, net	3,035	5,682
Cash paid for interest	(2,561)	(5,567)
Share-based compensation	14,693	12,794
Employer payroll taxes on employee stock transactions	1,441	184
Amortization of other intangibles	8,687	10,038
Amortization of acquired technology	3,830	3,825
Transaction and sponsor related costs	(42)	1,281
Restructuring and other	17	(1)
Loss on currency translation	2,582	1,504
Non-GAAP net income	$43,371	$28,117

Share count:
Weighted-average shares outstanding - basic	281,726	278,665
Weighted-average shares outstanding - diluted	288,067	283,302

Shares used in non-GAAP per share calculations:
Weighted-average shares outstanding - basic	281,726	278,665
Weighted-average shares outstanding - diluted	288,067	283,302

Net income per share:
Net income per share - basic	$0.10	$0.18
Net income per share - diluted	$0.09	$0.18
Non-GAAP net income per share - basic	$0.15	$0.10
Non-GAAP net income per share - diluted	$0.15	$0.10

DYNATRACE, INC.
GAAP to Non-GAAP Reconciliations
(Unaudited - In thousands)

	Three Months Ended March 31,
	2021	2020
Adjusted EBITDA:
Net income	$26,954	$50,909
Income tax benefit	(11,719)	(50,060)
Interest expense, net	3,035	5,682
Amortization	12,896	14,359
Depreciation	2,433	1,887
Restructuring and other	17	(1)
Transaction and sponsor related costs	(42)	1,281
Loss on currency translation	2,582	1,504
Share-based compensation	14,693	12,794
Employer payroll taxes on employee stock transactions	1,441	184
Adjusted EBITDA	$52,290	$38,539

	Three Months Ended March 31,
	2021	2020
Unlevered Free Cash Flow ("uFCF") (After tax adjustment):
Net cash provided by operating activities	$85,871	$64,641
Cash paid for interest expense	2,561	5,567
Restructuring and other	17	(1)
Purchase of property, plant, and equipment	(5,208)	(4,578)
Transaction and sponsor related costs	(42)	1,281
Discrete tax items	3,043	(2,216)
Total uFCF	86,242	64,694
Interest tax adjustment	(640)	(1,392)
uFCF (After tax adjustment)	$85,602	$63,302

DYNATRACE, INC.
GAAP to Non-GAAP Reconciliations
(Unaudited - In thousands)

	Year Ended March 31, 2021
	GAAP	Share-based compensation	Employer payroll taxes on employee stock transactions	Amortization of other intangibles	Restructuring & other	Non-GAAP
Non-GAAP operating income:
Cost of revenue	$127,708	$(7,307)	$(718)	$(15,317)	$—	$104,366
Gross profit	575,801	7,307	718	15,317	—	599,143
Gross margin	82%					85%
Research and development	111,415	(11,684)	(1,356)	—	—	98,375
Sales and marketing	245,487	(24,153)	(1,630)	—	—	219,704
General and administrative	92,219	(14,640)	(410)	—	(3,356)	73,813
Amortization of other intangibles	34,744	—	—	(34,744)	—	—
Restructuring and other	40	—	—	—	(40)	—
Operating income	$91,896	$57,784	$4,114	$50,061	$3,396	$207,251
Operating margin	13%					29%

	Year Ended March 31, 2020 (1)
	GAAP	Share-based compensation	Employer payroll taxes on employee stock transactions	Amortization of other intangibles	Restructuring & other	Non-GAAP
Non-GAAP operating income:
Cost of revenue	$128,931	$(18,685)	$(104)	$(16,449)	$—	$93,693
Gross profit	416,872	18,685	104	16,449	—	452,110
Gross margin	76%					83%
Research and development	119,281	(38,670)	(234)	—	—	80,377
Sales and marketing	266,175	(84,698)	(452)	—	—	181,025
General and administrative	161,983	(80,425)	(6)	—	(21,619)	59,933
Amortization of other intangibles	40,280	—	—	(40,280)	—	—
Restructuring and other	1,092	—	—	—	(1,092)	—
Operating (loss) income	$(171,939)	$222,478	$796	$56,729	$22,711	$130,775
Operating margin	(32%)					24%
(1) Prior period results have been updated to include the employer payroll taxes on employee stock transactions.

DYNATRACE, INC.
GAAP to Non-GAAP Reconciliations
(Unaudited - In thousands, except per share data)

	Year Ended March 31,
	2021	2020
Non-GAAP net income:
Net income (loss)	$75,714	$(413,817)
Income tax (benefit) expense	2,139	195,284
Non-GAAP effective cash tax	(14,720)	(7,372)
Interest expense, net	14,205	45,397
Cash paid for interest	(12,475)	(39,568)
Share-based compensation	57,784	222,478
Employer payroll taxes on employee stock transactions	4,114	796
Amortization of other intangibles	34,744	40,280
Amortization of acquired technology	15,317	16,449
Transaction and sponsor related costs	3,356	21,619
Restructuring and other	40	1,092
(Gain) loss on currency translation	(162)	1,197
Non-GAAP net income	$180,056	$83,835

Share count:
Weighted-average shares outstanding - basic	280,469	264,933
Weighted-average shares outstanding - diluted	286,509	264,933

Shares used in non-GAAP per share calculations:
Weighted-average shares outstanding - basic	280,469	264,933
Weighted-average shares outstanding - diluted	286,509	269,271

Net income (loss) per share:
Net income (loss) per share - basic	$0.27	$(1.56)
Net income (loss) per share - diluted	$0.26	$(1.56)
Non-GAAP net income per share - basic	$0.64	$0.32
Non-GAAP net income per share - diluted	$0.63	$0.31

DYNATRACE, INC.
GAAP to Non-GAAP Reconciliations
(Unaudited - In thousands)

	Year Ended March 31,
	2021	2020
Adjusted EBITDA:
Net income (loss)	$75,714	$(413,817)
Income tax (benefit) expense	2,139	195,284
Interest expense, net	14,205	45,397
Amortization	51,942	58,457
Depreciation	9,022	7,864
Restructuring and other	40	1,092
Transaction and sponsor related costs	3,356	21,619
(Gain) loss on currency translation	(162)	1,197
Share-based compensation	57,784	222,478
Employer payroll taxes on employee stock transactions	4,114	796
Adjusted EBITDA	$218,154	$140,367

	Year Ended March 31,
	2021	2020
Unlevered Free Cash Flow ("uFCF") (After tax adjustment):
Net cash provided by (used in) operating activities	$220,436	$(142,455)
Cash paid for interest expense	12,475	39,568
Restructuring and other	40	1,092
Purchase of property, plant, and equipment	(14,076)	(19,721)
Transaction and sponsor related costs	3,356	21,619
Discrete tax items	17,943	259,336
Total uFCF	240,174	159,439
Interest tax adjustment	(3,119)	(9,892)
uFCF (After tax adjustment)	$237,055	$149,547

	March 31, 2021
Adjusted EBITDA/Net Debt Leverage Ratio:
Long-term debt	$391,913
Cash	324,962
Net debt	66,951

TTM Adjusted EBITDA	$218,154
Leverage Ratio	0.3	x

DYNATRACE, INC.
GAAP to Non-GAAP Reconciliations
(Unaudited - In thousands, except per share data)

Updated Non-GAAP Net Income Calculation
For each of the quarters ended June 30, 2019 through December 31, 2020, we have elected to update our non-GAAP net income calculations and non-GAAP net income per share to include a non-GAAP effective cash tax and the updated information is provided below. Aside from updates made in the calculation of non-GAAP net income to include the employer payroll taxes on employee stock transactions, which have been previously reported, no other updates have been made to any other adjustments in the calculation of non-GAAP net income or non-GAAP net income per share for such periods, and our consolidated financial results calculated under GAAP have not been affected.

	Three months ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20
Non-GAAP net income:
Net (loss) income	$(49,155)	$(417,334)	$1,763	$50,909	$12,865	$17,479	$18,416
Income tax (benefit) expense	(2,943)	248,423	(136)	(50,060)	7,147	1,949	4,762
Non-GAAP effective cash tax	(919)	(1,466)	(2,515)	(2,472)	(3,578)	(3,786)	(3,810)
Interest expense, net	19,186	14,534	5,995	5,682	4,113	3,602	3,455
Cash paid for interest	(15,738)	(11,653)	(6,610)	(5,567)	(3,763)	(3,160)	(2,991)
Share-based compensation	41,425	154,746	13,513	12,794	12,672	14,831	15,588
Employer payroll taxes on employee stock transactions	15	391	206	184	285	1,696	692
Amortization of other intangibles	10,142	10,061	10,039	10,038	8,686	8,686	8,685
Amortization of acquired technology	4,557	4,243	3,824	3,825	3,826	3,830	3,831
Transaction and sponsor related costs	3,864	14,090	2,384	1,281	1,559	1,339	500
Restructuring and other	115	779	199	(1)	(21)	46	(2)
(Gain) loss on currency translation	(94)	(146)	(67)	1,504	(19)	(199)	(2,526)
Non-GAAP net income(1)	$10,455	$16,668	$28,595	$28,117	$43,772	$46,313	$46,600

Shares used in non-GAAP per share calculations:
Weighted-average shares outstanding - basic	237,693	264,127	277,926	278,665	279,069	280,077	281,010
Weighted-average shares outstanding - diluted	238,619	269,985	280,156	283,302	284,309	286,252	286,427

Net income per share:
Non-GAAP net income per share - basic(1)	$0.04	$0.06	$0.10	$0.10	$0.16	$0.17	$0.17
Non-GAAP net income per share - diluted(1)	$0.04	$0.06	$0.10	$0.10	$0.15	$0.16	$0.16
(1) We previously reported non-GAAP net income and non-GAAP net income per share of the following amounts:

	Three months ended
	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20
Non-GAAP net income	$9,322	$17,666	$26,901	$29,946	$37,223	$52,581	$47,645

Net income per share:
Non-GAAP net income per share - basic	$0.04	$0.07	$0.10	$0.11	$0.13	$0.19	$0.17
Non-GAAP net income per share - diluted	$0.04	$0.07	$0.10	$0.11	$0.13	$0.18	$0.17

Contacts

Investor Contact:
Noelle Faris
VP, Investor Relations
Noelle.Faris@dynatrace.com

Media Relations:
Jerome Stewart
VP, Communications
Jerome.Stewart@dynatrace.com